[LOGO OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS]

January 31, 2003

       Oppenheimer                                       Semiannual
                                                           Report
       Rochester National Municipals                       ------
                                                         Management
       Federal Tax-Free Income for Investors            Commentaries












[GRAPHIC]
Fund Highlights
Performance Update

Investment Strategy Discussion
Financial Statements

"Since taking on its new, high-yield investment objective in October 2001, the Fund's Class A monthly distributions have been increased eight times, by more than 54% overall."

[LOGO]
OppenheimerFunds(R)
The Right Way to Invest

HIGHLIGHTS

Fund Objective
Oppenheimer Rochester National Municipals seeks a high level of current income exempt from federal income taxes for individual investors by investing in a diversified portfolio of high-yield municipal securities.

Fund Highlight
Oppenheimer Rochester National Municipals has announced a total of eight dividend increases for Class A shares since the Fund became available on October 1, 2001. This report period included an increase of $0.002 per share beginning with the December 2002 distribution, and $0.002 per share beginning with the February 2003 distribution. The Fund's monthly Class A distribution has increased by a total of more than 54% in 15 months, including nearly 6% during this report period.

     CONTENTS

 1   Letter to Shareholders

 3   An Interview
     with Your Fund's
     Managers

12   Financial
     Statements

35   Trustees and Officers


Cumulative Total Returns*
          For the 6-Month Period
          Ended 1/31/03

          Without      With
          Sales Chg.   Sales Chg.
----------------------------------
Class A   -5.96%       -10.43%
----------------------------------
Class B   -6.32        -10.84
----------------------------------
Class C   -6.33         -7.24


----------------------------------
Average Annual Total Returns*
          For the 1-Year Period
          Ended 1/31/03

          Without      With
          Sales Chg.   Sales Chg.
----------------------------------
Class A   -1.64%        -6.31%
----------------------------------
Class B   -2.40         -6.96
----------------------------------
Class C   -2.40         -3.31


----------------------------------
Standardized Yields 1
           For the 30 Days
           Ended 1/31/03
----------------------------------
Class A    9.03%
----------------------------------
Class B    8.67
----------------------------------
Class C    8.67

1. Standardized yield is based on net investment income for the 30-day period ended January 31, 2003. Falling share prices will tend to artificially raise yields.

Past performance does not guarantee future results. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See Notes on page 10 for further details.

LETTER TO SHAREHOLDERS

Dear Shareholder,

At OppenheimerFunds, we take very seriously the responsibility of helping you achieve your goals. We understand that your investments with us may represent a future home, a college education or retirement. In good markets and in bad, we are committed to partnering with your advisor to provide you with investment products and services that can help you reach your financial objectives.
   In recent years, many of us have seen some of our assets decrease in value--sometimes significantly--making it difficult to maintain our long-term investing plans. Shifting markets can often blindside investors and unbalance portfolios. We believe it has never been more important than it is now to allocate your assets among stocks, bonds, and other investments based on what would be most appropriate depending on your goals and risk tolerance. Diversification is key. We encourage you to hold true to your long-term goals and adhere to the time-tested investment principles of asset allocation and diversification.
   Of course, when the financial markets make major moves, portfolio changes may be necessary to adjust risk exposure, rebalance asset class allocations or seek to maintain sufficient income flows. Monitor your investments, stay informed and--most importantly--work with your financial advisor so that any adjustments ultimately support your long-term goals.
   We continue to believe in the growth, ingenuity and underlying strengths of the economy and the markets. That said, we also expect the road ahead to present new and unique challenges. We strongly believe that one of the best ways to pursue your goals is to adhere to core investment principles.






[PHOTO OF JOHN V. MURPHY]

John V. Murphy
President
Oppenheimer Rochester
National Municipals



1  |  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

LETTER TO SHAREHOLDERS

   We hope you share our convictions, and we wish you the best in 2003. Thank you for your continued confidence in OppenheimerFunds, The Right Way to Invest.


Sincerely,

/s/ John V. Murphy
February 24, 2003


These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.

2  |  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

AN INTERVIEW WITH YOUR FUND'S MANAGERS

Q


How has Oppenheimer Rochester National Municipals performed during the past six month period ended January 31, 2003? A. The Fund's Class A monthly distribution increased from 6.9 cents to 7.1 cents per share with the December 2002 distribution, and from 7.1 cents per share to 7.3 cents per share in February 2003. These most recent increases raised the Fund's monthly Class A distribution by over 5.9%. Since taking on its new, high-yield investment objective in October 2001, the Fund's Class A monthly distributions have been increased eight times, by more than 54% overall.
   The Fund's Class A shares provided annualized tax-free distribution yield of 7.87% (computed without sales charges) and standardized yield of 9.03%, as of January 31, 2003. 2 The Fund's 9.03% standardized yield is the equivalent of 13.89% in taxable yield for a taxpayer at the 35.0% federal tax rate. For taxpayers subject to higher federal tax rates, the equivalent yield on a taxable investment would make your Fund investment even more attractive. As of January 31, 2003, the Fund's distribution yield exceeded the average of Lipper's High Yield Municipal Debt Funds category, which is comprised of 73 high yield municipal bond funds, by 248 basis points. 3
   During this reporting period, after-tax municipal bond yields compared very favorably to yields generated by comparable

[SIDEBAR]

Portfolio Management
Team
Ron Fielding
Anthony Tanner



2. Dividend payments are subject to Board approval and may be changed at any time. There can be no assurance that the Fund will pay a dividend. Dividends for Class B and Class C shares are typically lower than for Class A shares because the Fund's operating expenses are typically higher. Past performance is not a guarantee of future results.
3. Lipper calculations do not reflect sales charges, but do assume the reinvestment of dividends and capital gains distributions. Distribution yield at Net Asset Value (NAV) (based on last distribution) is annualized and divided by period-end NAV. As of 1/31/03, Oppenheimer Rochester National Municipals (Class A shares) provided a distribution yield of 7.49% at Maximum Offering Price (that is, with sales charges deducted). Falling net asset values will tend to artificially raise yields. All performance information provided represents past performance and is not predictive of future investment performance. The investment return and principal value of an investment in the Fund will fluctuate with market conditions, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. As of 1/31/03, Lipper, Inc. ranked the Fund's total return 69/72 and 21/49 for the 1- and 5-year periods, respectively.

3  |  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

AN INTERVIEW WITH YOUR FUND'S MANAGERS

maturity, U.S. Treasury securities. Historically, long-term municipal bond yields have been equivalent to 80-85% of Treasury bond yields, since exemption from federal income tax makes municipal bond yields generally higher on an after-tax basis. Yet, on occasions during this reporting period, long-term investment grade municipal bond yields were available at over 100% of Treasury bond yields. 4 This indicates that municipal bonds were a tremendous value for investors seeking tax-free income. 5

What is the current state of the municipal bond market?
Nationwide, total new municipal bond issuance of approximately $357 billion in 2002 significantly exceeded the previous record of $292 billion set in 1993. Municipalities across the United States sought to supplement budget shortfalls, while taking advantage of low interest rates.
   This report period was positive for municipal bonds, although different types of municipal bonds fared differently. Bonds issued by the highest-rated issuers (with the lowest market yields) generally experienced price gains over the higher-yielding bonds of medium- and lower-quality issuers. This divergence in performance was not confined to the municipal market, but rather reflected a trend across fixed income markets. Lower-rated municipal bonds were most affected, but even some investment-grade securities became available at more attractive prices than we have observed in many years. This caused the difference between yields on lower- and higher-rated municipal bonds to become significantly greater than normally seen. Additionally, more economically sensitive, longer-term municipal bonds were more affected than intermediate-term bonds. Both of these conditions continued as of the date of this report.


Average Annual
Total Returns
with Sales Charge

For the Periods Ended
12/31/02 6

Class A          Since
1-Year   5-Year  Inception
------------------------------
0.75%    3.39%   4.63%

Class B          Since
1-Year   5-Year  Inception
------------------------------
0.04%    3.30%   4.69%

Class C          Since
1-Year   5-Year  Inception
------------------------------
3.99%    3.62%   4.81%

4. Unlike the Fund, Treasuries are guaranteed as to principal and interest.
5. A portion of the Fund's income may be subject to income taxes. Capital gains distributions, if any, are taxable as capital gains. For investors subject to the Alternative Minimum Tax, a portion of the Fund's distributions may increase that tax.
6. See Notes on page 10 for further details.

4  |  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

   Overall conditions in the U.S. economy have also had various effects on specific industries that municipal bonds help to finance. For example, municipal bonds issued to help finance airline facilities, paper and packaging plants and electric utilities have been available at far more attractive prices than bonds issued in many other industry sectors. We have added carefully researched bonds from these sectors to the Fund's holdings during this report period.

How do you plan to manage the portfolio to take advantage of these conditions? We have already been able to increase the Fund's monthly dividend twice this report period and plan to continue adding bonds that offer good, risk-adjusted yields as 2003 progresses. There has been a significant yield advantage frequently offered by smaller and lower-rated municipal securities during the period. We expect to add to the Fund's holdings of these types of bonds as attractive opportunities become available. But municipal bond market conditions tend to be cyclical over time, and we consider it highly unlikely for the price/yield advantages of lower-rated over higher-rated bonds to remain at currently extreme wide levels. We expect the Fund to benefit as current price and yield differences narrow to more normally expected levels, with holdings that we believe to be currently undervalued appreciating in price.
   We will also continue to seek out opportunities to purchase bonds at unusually attractive prices based upon specific industry sectors. We have a great deal of experience in evaluating bonds from industry sectors that are currently out of favor with municipal bond investors. These bonds generally produce higher yields than currently popular bonds, often because the overall market is simply unfamiliar with their structure or individual characteristics. Seeking to identify those out-of-favor bonds that represent what we believe are good values is one of the features

[SIDEBAR]
"We will also continue to seek out opportunities to purchase bonds at unusually attractive prices based upon specific industry sectors."

5  |  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

AN INTERVIEW WITH YOUR FUND'S MANAGERS

that has always set the "Rochester style" of municipal bond investing apart from our competitors.
   Conditions in the municipal market at the end of the period were among the most favorable we have witnessed in the past 10 years for implementing our value-added strategies. As a matter of management style in virtually any economic environment, broadening the Fund's portfolio represents our effort to gain the greatest risk-adjusted yield advantage from individual market sectors, regions and maturities. Naturally, as we uncover new investment opportunities, the Fund's portfolio holdings and allocations are subject to change. This evolutionary process is central to the Fund's ability to maintain higher yields than it's peer group. It is also evidence of our continuing commitment to building a portfolio of bonds that individual investors might find difficult to build themselves.

What kinds of portfolio developments do you expect?
Since the 2002 semiannual report was issued last year, the Fund has experienced significant growth. The Fund's total assets have grown from just over $93 million to over $500 million, and the number of portfolio holdings has increased from 78 to 182. Going forward, we plan to continue broadening the portfolio's exposure to a variety of industry sectors, credit qualities and structural characteristics.
   We are continuing our efforts to lock in attractive yield premiums currently available in the municipal bond market. Our intense research into smaller and unrated municipal issuers helps us to unearth what we believe are compelling values that have been created largely by many investors' preference for larger, higher-quality bonds. This has also enabled us to apply our strategies under very favorable bidding conditions. Having fewer bidders in the market for smaller and unrated issues has resulted in less competition for the very bonds that we prefer. We scrutinize these issues to identify those that we believe can contribute

[SIDEBAR]
"Conditions in the municipal market at the end of the period were among the most favorable we have witnessed in the past 10 years for implementing our value-added strategies."

6 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS yield to the portfolio, without adding undue risk. We also "scavenger hunt" the markets for previously issued bonds, adding those offering value that our competitors may have overlooked. As municipal bond prices enable us to capture increased yield advantages offered by smaller and lower-rated issues, we will continue to use these strategies to increase the Fund's portfolio yield.

How do you identify bonds that are suitable for addition to the Fund's portfolio?
A key component of the "Rochester style" of municipal bond investment management is our research capability. This research is meticulously performed by our team of skilled credit analysts, who comb the municipal bond market for investment opportunities that satisfy our rigorous criteria. Our traditional, bottom-up approach to municipal bond investing leads our credit analysts to carefully scrutinize every potential investment, looking for yield and performance benefits that might be missed by our competitors.
   We use this detailed analysis to build a thorough understanding of the structure and credit characteristics of every municipal bond considered for addition to the portfolio. We believe that our approach leads to the opportunity to take advantage of pricing inefficiencies often found in the municipal bond market.
   In our investment analysis, we take neither credit ratings nor an issuer's size at face value. Our evaluations are arrived at independently for each bond considered. This is because, while credit risk is an important factor to consider in municipal bond investing, it is by no means the only risk that should be evaluated in a municipal bond portfolio. We recognize the existence of such factors as interest-rate risk, call risk and reinvestment risk when considering an issue for addition to the Fund. We pursue

7  |  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

AN INTERVIEW WITH YOUR FUND'S MANAGERS

a broad spectrum of holdings with offsetting risks that, in combination, stand to reduce overall portfolio risk, while capitalizing on market conditions.

What is your outlook for Oppenheimer Rochester National Municipals?
We believe that the remainder of 2003 holds opportunity for municipal bond investors for several reasons. As the U.S. proceeds through economic recovery, many believe that short-term interest rates will rise. Inflation remains under control at present, and we would expect the Fed to remain vigilant against it going forward. But it is important to remember that the Fund's holdings in economically sensitive industry sectors stand to strengthen through economic recovery. We believe that this strengthening should help to offset the effects of short-term interest rate increases, should they occur. Interest rates generally move in cycles and the value of an investment through market cycles may exhibit some volatility. We continue to believe that it is a mistake for investors to "time" their bond fund transactions in reaction to forecasts of future interest-rate changes.
   We also believe that currently wide credit yield spreads hold opportunity for municipal bond investors. This condition tends to be cyclical over time, and we expect the Fund to benefit should credit yield spreads approach more traditionally normal levels. The types of bonds that our value-oriented strategies help us to identify offer high current yields, which are central to the Fund's investment objective. We believe that the cyclical nature in the municipal bond market may help these bonds to realize price appreciation, as well. We feel this portfolio currently represents outstanding municipal bond value, offering the fullest benefits of investing for tax-free income--part of what makes Oppenheimer Rochester National Municipals The Right Way to Invest.

8  |  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Top Five Industries 8
-------------------------------------------------------------
Airlines                                                20.7%
-------------------------------------------------------------
Paper, Containers & Packaging                           12.7
-------------------------------------------------------------
Hospital/Health Care                                    12.6
-------------------------------------------------------------
Electric Utilities                                      12.4
-------------------------------------------------------------
Adult Living Facilities                                  9.8


[PIE CHART]

Credit Allocation 7


o AAA              8.6%
o AA               3.8
o A                9.6
o BBB             17.2
o BB              21.9
o B               11.2
o CC               0.2
o Not Rated       27.5

7. Portfolio's holdings and allocations are subject to change. Percentages are as of January 31, 2003, and are dollar-weighted based on total market value of investments. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. The allocation includes rating securities and those not rated by a national rating organization but to which the ratings given above have been assigned by the Fund's investment advisor for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.
8. Portfolio's holdings and allocations are subject to change. Percentages are as of January 31, 2003, and are based on total market value of investments.

9  |  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES

In reviewing performance and rankings, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677) or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares of the Fund were first publicly offered on 10/1/93. The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge.

Class B shares of the Fund were first publicly offered on 10/1/93. The average annual total returns are shown net of the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 8/29/95. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

10  |  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

                                                           Financial Statements
                                                                    Pages 12-34

11  |  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS  January 31, 2003 / Unaudited


    Principal                                                                                              Market Value
       Amount                                                                  Coupon    Maturity           See Note 1
------------------------------------------------------------------------------------------------------------------------
 Municipal Bonds and Notes--115.5%

 Alabama--3.6%
 $    180,000  AL IDA Solid Waste Disposal (Pine City Fiber Company)           6.450%   12/01/2023      $       172,647
------------------------------------------------------------------------------------------------------------------------
    6,000,000  Butler, AL IDB (James River Corp. of VA)                        8.000    09/01/2028            5,351,100
------------------------------------------------------------------------------------------------------------------------
      800,000  Camden, AL IDB Solid Waste Disposal
               (Macmillan Bloedel Ltd.)                                        7.750    04/01/2019              818,800
------------------------------------------------------------------------------------------------------------------------
    4,930,000  Courtland, AL IDB (Champion International Corp.)                7.200    12/01/2013            5,086,380
------------------------------------------------------------------------------------------------------------------------
    3,200,000  Huntsville, AL Special Care Facilties FA (Carlton Cove, Inc.)   8.125    11/15/2031            3,169,504
------------------------------------------------------------------------------------------------------------------------
    2,250,000  Rainbow City, AL HFFA (Regency Pointe)                          8.250    01/01/2031            2,298,555
                                                                                                        ----------------
                                                                                                             16,896,986
------------------------------------------------------------------------------------------------------------------------
 Arizona--0.9%
    2,115,000  Chandler, AZ IDA (Beverly Enterprises) 1                        7.625    09/01/2008            2,123,566
------------------------------------------------------------------------------------------------------------------------
    2,305,000  Scottsdale, AZ IDA (Beverly Enterprises) 1                      7.625    09/01/2008            2,314,335
                                                                                                        ----------------
                                                                                                              4,437,901
------------------------------------------------------------------------------------------------------------------------
 Arkansas--0.0%
       20,000  Little River County, AR (Georgia-Pacific Corp.)                 5.600    10/01/2026               12,858
------------------------------------------------------------------------------------------------------------------------
        5,000  Pope County, AR Pollution Control
               (Arkansas Power & Light Company)                                6.300    11/01/2020                5,003
                                                                                                        ----------------
                                                                                                                 17,861
------------------------------------------------------------------------------------------------------------------------
 California--5.6%
        5,000  CA EFA (Loyola University)                                      6.000    10/01/2014                5,017
------------------------------------------------------------------------------------------------------------------------
       25,000  CA HFFA (Small Facilities Loan)                                 6.700    03/01/2011               25,540
------------------------------------------------------------------------------------------------------------------------
    3,000,000  CA Statewide Communities Devel. Authority
               (Elder Care Alliance)                                           8.250    11/15/2032            3,012,840
------------------------------------------------------------------------------------------------------------------------
       20,000  Escondido, CA COP (Redwood Terrace Lutheran Home)               7.000    11/01/2007               20,389
------------------------------------------------------------------------------------------------------------------------
    4,000,000  Golden State, CA Tobacco Securitization Corp.                   6.625    06/01/2040            3,834,720
------------------------------------------------------------------------------------------------------------------------
   17,000,000  Los Angeles, CA Regional Airports Improvement Corp.
               (American Airlines)                                             7.500    12/01/2024           12,452,160
------------------------------------------------------------------------------------------------------------------------
    7,080,000  Los Angeles, CA Regional Airports Improvement Corp.
               (Continental Airlines)                                          9.250    08/01/2024            7,011,678
                                                                                                        ----------------
                                                                                                             26,362,344
------------------------------------------------------------------------------------------------------------------------
 District of Columbia--0.9%
    4,000,000  Metropolitan Washington, D.C. Airport Authority ROLs 1,2       13.820    10/01/2032            4,092,880
------------------------------------------------------------------------------------------------------------------------
 Florida--13.6%
    7,625,000  Bonnet Creek, FL Resort Community Devel.
               District Special Assessment                                     7.500    05/01/2034            7,756,607
------------------------------------------------------------------------------------------------------------------------
       40,000  Broward County, FL Water & Sewer Utilities                      6.000    10/01/2020               40,286
------------------------------------------------------------------------------------------------------------------------
      750,000  Clay County, FL Hsg. Finance Authority
               (Single Family Mtg.)                                            6.550    03/01/2028              782,970
------------------------------------------------------------------------------------------------------------------------
    1,000,000  Collier County, FL Health Facilities Authority
               (The Moorings, Inc.)                                            7.000    12/01/2019            1,079,170
------------------------------------------------------------------------------------------------------------------------
       10,000  Dade County, FL IDA (Florida Power & Light Company)             7.150    02/01/2023               10,040
------------------------------------------------------------------------------------------------------------------------
    2,000,000  Dade County, FL IDA (Miami Cerebral Palsy Residence)            8.000    06/01/2022            2,019,560
------------------------------------------------------------------------------------------------------------------------
    1,000,000  Fishhawk, FL Community Devel. District
               Special Assessment                                              7.625    05/01/2018            1,065,390
------------------------------------------------------------------------------------------------------------------------
    3,800,000  FL Capital Trust Agency (Seminole Tribe Convention)            10.000    10/01/2033            3,907,274


12  |  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

    Principal                                                                                              Market Value
       Amount                                                                  Coupon    Maturity           See Note 1
------------------------------------------------------------------------------------------------------------------------
 Florida Continued
 $ 10,660,000  FL CPFA Continuing Care Retirement Community
               (Glenridge on Palmer Ranch)                                     8.000%   06/01/2032      $    10,184,777
------------------------------------------------------------------------------------------------------------------------
      690,000  Grand Haven, FL Community Devel. District
               Special Assessment, Series B                                    6.900    05/01/2019              700,792
------------------------------------------------------------------------------------------------------------------------
      300,000  Heritage Harbor, FL Community Devel. District
               Special Assessment, Series B                                    6.000    05/01/2003              300,072
------------------------------------------------------------------------------------------------------------------------
    2,000,000  Hillsborough County, FL IDA
               (National Gypsum Company)                                       7.125    04/01/2030            1,971,380
------------------------------------------------------------------------------------------------------------------------
    4,500,000  Jacksonville, FL Health Facilities Authority ROLs 1,2          13.940    11/15/2032            4,536,810
------------------------------------------------------------------------------------------------------------------------
   12,810,000  Martin County, FL IDA (Indiantown Cogeneration)                 7.875    12/15/2025           13,465,488
------------------------------------------------------------------------------------------------------------------------
      590,000  Martin County, FL IDA (Indiantown Cogeneration)                 8.050    12/15/2025              620,910
------------------------------------------------------------------------------------------------------------------------
    1,000,000  Miami Beach, FL Health Facilities Authority
               (Mt. Sinai Medical Center)                                      6.700    11/15/2019              900,600
------------------------------------------------------------------------------------------------------------------------
      500,000  Miami Beach, FL Health Facilities Authority
               (Mt. Sinai Medical Center)                                      6.800    11/15/2031              443,885
------------------------------------------------------------------------------------------------------------------------
    2,000,000  Miami, FL Health Facilities Authority
               (Mercy Hospital) IRS 2                                          8.920    08/15/2015            2,260,600
------------------------------------------------------------------------------------------------------------------------
      500,000  Orlando, FL Utilities Commission Water & Electric RIBS 1,2      9.598    10/01/2017              549,055
------------------------------------------------------------------------------------------------------------------------
      500,000  Orlando, FL Utilities Commission Water & Electric RIBS 1,2      9.598    10/01/2017              527,590
------------------------------------------------------------------------------------------------------------------------
   10,000,000  Reunion East, FL CDD, Series A                                  7.375    05/01/2033           10,023,200
------------------------------------------------------------------------------------------------------------------------
    1,020,000  Tampa Palms, FL Open Space & Transportation CDD                 7.500    05/01/2018            1,067,175
                                                                                                        ----------------
                                                                                                             64,213,631
------------------------------------------------------------------------------------------------------------------------
 Georgia--4.4%
    3,605,000  Augusta, GA Hsg. Rehabilitation Agency (Bon Air)                7.500    03/01/2014            3,683,841
------------------------------------------------------------------------------------------------------------------------
      125,000  Columbus, GA Hsg. Authority
               (Columbus Gardens Elderly Hsg.)                                 8.250    01/01/2024              128,275
------------------------------------------------------------------------------------------------------------------------
    3,980,000  Rockdale County, GA Development Authority
               (Visy Paper)                                                    7.400    01/01/2016            4,012,875
------------------------------------------------------------------------------------------------------------------------
   13,100,000  Rockdale County, GA Development Authority
               (Visy Paper)                                                    7.500    01/01/2026           13,188,687
                                                                                                        ----------------
                                                                                                             21,013,678
------------------------------------------------------------------------------------------------------------------------
 Hawaii--2.6%
    2,125,000  HI Department of Budget & Finance RITES 1,2                    15.255    09/01/2032            1,996,990
------------------------------------------------------------------------------------------------------------------------
    8,000,000  HI Department of Budget & Finance Special Purpose
               (Kahala Nui)                                                    8.000    11/15/2033            7,867,360
------------------------------------------------------------------------------------------------------------------------
    3,285,000  HI Department of Transportation (Continental Airlines)          7.000    06/01/2020            2,334,715
                                                                                                        ----------------
                                                                                                             12,199,065
 Illinois--2.9%
   13,500,000  IL DFA (Citgo Petroleum Corp.)                                  8.000    06/01/2032           13,435,605
------------------------------------------------------------------------------------------------------------------------
       10,000  IL Hsg. Devel. Authority (Multifamily Hsg.), Series A           7.100    07/01/2026               10,210
------------------------------------------------------------------------------------------------------------------------
       20,000  IL Student Assistance Commission Student
               Loan Revenue, Series BB                                         6.750    03/01/2015               20,408
------------------------------------------------------------------------------------------------------------------------
      300,000  Round Lake Beach, IL Tax Increment                              7.500    12/01/2013              309,678
                                                                                                        ----------------
                                                                                                             13,775,901


13  |  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS  Unaudited / Continued


    Principal                                                                                              Market Value
       Amount                                                                 Coupon     Maturity            See Note 1
------------------------------------------------------------------------------------------------------------------------
 Indiana--4.7%
 $  1,690,000  IN Health Facility Financing Authority RITES 1,2               17.005%   11/01/2031      $     1,752,868
------------------------------------------------------------------------------------------------------------------------
    2,500,000  IN HFFA RITES 1,2                                              17.028    11/01/2031            2,593,000
------------------------------------------------------------------------------------------------------------------------
    2,000,000  Indianapolis, IN Airport Authority Special Facilities
               (United Air Lines) 1                                            6.500    11/15/2031              860,000
------------------------------------------------------------------------------------------------------------------------
   17,500,000  North Manchester, IN (Estelle Peabody Memorial Home)            7.250    07/01/2033           16,922,500
------------------------------------------------------------------------------------------------------------------------
      170,000  Rockport, IN Pollution Control
               (Indiana-Michigan Power Company)                                7.600    03/01/2016              170,648
                                                                                                        ----------------
                                                                                                             22,299,016
------------------------------------------------------------------------------------------------------------------------
 Kansas--0.3%
       10,000  Burlington, KS Pollution Control
               (Kansas Gas & Electric Company)                                 7.000    06/01/2031               10,475
------------------------------------------------------------------------------------------------------------------------
    1,300,000  Lenaxa, KS Multifamily Hsg. (Meadows Apartments)                7.950    10/15/2035            1,300,520
                                                                                                        ----------------
                                                                                                              1,310,995
------------------------------------------------------------------------------------------------------------------------
 Kentucky--3.7%
    3,045,000  Ashland, KY Solid Waste (Ashland Oil) 1                         7.200    10/01/2020            3,073,166
------------------------------------------------------------------------------------------------------------------------
    4,895,000  Kenton County, KY Airport (Delta Air Lines)                     7.125    02/01/2021            4,024,424
------------------------------------------------------------------------------------------------------------------------
      100,000  Kenton County, KY Airport (Delta Air Lines)                     7.250    02/01/2022               84,206
------------------------------------------------------------------------------------------------------------------------
      100,000  Kenton County, KY Airport (Delta Air Lines)                     7.500    02/01/2012               87,423
------------------------------------------------------------------------------------------------------------------------
   12,220,000  Kenton County, KY Airport (Delta Air Lines)                     7.500    02/01/2020           10,108,262
                                                                                                        ----------------
                                                                                                             17,377,481
------------------------------------------------------------------------------------------------------------------------
 Louisiana--17.0%
   11,475,000  Hodge, LA Utility (Stone Container Corp.)                       9.000    03/01/2010           11,729,745
------------------------------------------------------------------------------------------------------------------------
    3,800,000  LA Community Devel. Authority
               (Eunice Student Hsg. Foundation)                                7.375    09/01/2033            3,623,110
------------------------------------------------------------------------------------------------------------------------
    1,875,000  LA Public Facilities Authority ROLs 1,2                        13.080    05/15/2022            1,949,625
------------------------------------------------------------------------------------------------------------------------
   17,375,000  LA Tobacco Settlement Financing Corp. (TASC)                    5.875    05/15/2039           15,104,261
------------------------------------------------------------------------------------------------------------------------
   15,500,000  Lake Charles, LA Harbor & Terminal District
               Port Facilities (Duke Energy Corp.)                             7.750    08/15/2022           16,217,650
------------------------------------------------------------------------------------------------------------------------
      560,000  Louisiana, LA LGEF (Sharlo Apartments)                          8.000    06/20/2028              559,894
------------------------------------------------------------------------------------------------------------------------
   17,700,000  St. Charles Parish, LA (Louisiana Power & Light Company)        7.500    06/01/2021           17,954,880
------------------------------------------------------------------------------------------------------------------------
    7,020,000  St. Charles Parish, LA Pollution Control (Union Carbide)        7.350    11/01/2022            7,176,125
------------------------------------------------------------------------------------------------------------------------
    6,000,000  West Feliciana Parish, LA Pollution Control
               (Gulf States Utilities Company)                                 9.000    05/01/2015            6,086,640
                                                                                                        ----------------
                                                                                                             80,401,930
------------------------------------------------------------------------------------------------------------------------
 Maine--1.9%
    7,245,000  ME Finance Authority (Great Northern Paper)                     7.750    10/01/2022            7,247,681
------------------------------------------------------------------------------------------------------------------------
    1,675,000  ME Hsg. Authority Mtg. ROLs 1,2                                13.480    11/15/2022            1,734,831
                                                                                                        ----------------
                                                                                                              8,982,512
------------------------------------------------------------------------------------------------------------------------
 Maryland--0.3%
       15,000  Montgomery County, MD HOC
               (Multifamily Mtg.), Series C                                    7.150    07/01/2023               15,277
------------------------------------------------------------------------------------------------------------------------
      745,000  Upper Potomac River Commission, MD Pollution Control
               (Westvaco Corp.) 1                                              9.125    08/01/2015              750,118


14  |  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS


    Principal                                                                                              Market Value
       Amount                                                                  Coupon    Maturity           See Note 1
------------------------------------------------------------------------------------------------------------------------
 Maryland Continued
 $    690,000  Upper Potomac River Commission,
               MD Pollution Control (Westvaco Corp.) 1                        10.500%   10/01/2004      $       695,451
                                                                                                        ----------------
                                                                                                              1,460,846
------------------------------------------------------------------------------------------------------------------------
 Massachusetts--0.8%
    1,000,000  MA DFA (Eastern Nazarene College)                               5.625    04/01/2029              751,140
------------------------------------------------------------------------------------------------------------------------
    2,000,000  MA GO ROLs 1,2                                                  6.070    08/01/2027            2,086,240
------------------------------------------------------------------------------------------------------------------------
    1,210,000  MA H&E Facilities Authority (Beverly Hospital)                  7.300    07/01/2013            1,235,833
                                                                                                        ----------------
                                                                                                              4,073,213
------------------------------------------------------------------------------------------------------------------------
 Michigan--1.3%
      445,000  Detroit, MI HFC (Across The Park Section 8 Elderly Hsg.)        7.875    06/01/2010              457,634
------------------------------------------------------------------------------------------------------------------------
    2,475,000  MI Higher Education Student Loan Authority RITES 1,2           16.655    09/01/2026            2,622,114
------------------------------------------------------------------------------------------------------------------------
    3,000,000  Wenonah Park Properties, MI (Bay City Hotel)                    7.500    04/01/2033            2,929,590
                                                                                                        ----------------
                                                                                                              6,009,338
------------------------------------------------------------------------------------------------------------------------
 Minnesota--1.9%
    3,330,000  Hubbard County, MN Solid Waste (Potlatch Corp.)                 7.375    08/01/2013             3,303,926
------------------------------------------------------------------------------------------------------------------------
    2,000,000  Minneapolis & St. Paul, MN Metropolitan Airports
               Commission (Northwest Airlines)                                 6.500    04/01/2025            1,851,580
------------------------------------------------------------------------------------------------------------------------
    2,000,000  Minneapolis & St. Paul, MN Metropolitan Airports
               Commission (Northwest Airlines)                                 7.000    04/01/2025            1,515,480
------------------------------------------------------------------------------------------------------------------------
      100,000  Sartell, MN Pollution Control
               (Champion International Corp.)                                  6.950    10/01/2012              103,050
------------------------------------------------------------------------------------------------------------------------
    2,130,000  St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)          7.000    03/01/2029            2,108,423
                                                                                                        ----------------
                                                                                                              8,882,459
------------------------------------------------------------------------------------------------------------------------
 Mississippi--0.0%
      320,000  Hinds County, MS Urban Renewal
               (The Lodge Associates, Ltd.)                                    8.000    10/15/2022              223,725
------------------------------------------------------------------------------------------------------------------------
 Missouri--0.5%
    2,500,000  St. Joseph, MO IDA (Living Community of St. Joseph)             7.000    08/15/2032            2,450,425
------------------------------------------------------------------------------------------------------------------------
 Nevada--0.6%
    2,065,000  Clark County, NV Industrial Development RITES 1,2              17.055    12/01/2038            2,254,484
------------------------------------------------------------------------------------------------------------------------
      480,000  NV Hsg. Division (Single Family Mtg.), Series B                 7.850    10/01/2010              482,290
                                                                                                        ----------------
                                                                                                              2,736,774
------------------------------------------------------------------------------------------------------------------------
 New Hampshire--0.0%
       80,000  NH HE&H Facilities Authority
               (Elliot Hospital of Manchester)                                 7.125    10/01/2013               80,123
------------------------------------------------------------------------------------------------------------------------
 New Jersey--1.0%
      900,000  NJ EDA (Continental Airlines)                                   5.500    04/01/2028              541,683
------------------------------------------------------------------------------------------------------------------------
    1,090,000  NJ EDA (Continental Airlines)                                   6.250    09/15/2019              791,089
------------------------------------------------------------------------------------------------------------------------
       85,000  NJ EDA (Continental Airlines)                                   6.250    09/15/2029               59,992
------------------------------------------------------------------------------------------------------------------------
      230,000  NJ EDA (Continental Airlines)                                   6.400    09/15/2023              165,777
------------------------------------------------------------------------------------------------------------------------
    3,250,000  NJ EDA Retirement Community (Cedar Crest Village)               7.250    11/15/2031            3,223,480
------------------------------------------------------------------------------------------------------------------------
       50,000  NJ State Turnpike Authority, Series A                           6.750    01/01/2008               50,198
                                                                                                        ----------------
                                                                                                              4,832,219


15  |  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS  Unaudited / Continued


    Principal                                                                                              Market Value
       Amount                                                                  Coupon    Maturity           See Note 1
------------------------------------------------------------------------------------------------------------------------
 New York--0.0%
 $     40,000  Port Authority NY/NJ (Continental Airlines)                     9.000%   12/01/2006      $        39,936
------------------------------------------------------------------------------------------------------------------------
       50,000  Port Authority NY/NJ (Continental Airlines)                     9.125    12/01/2015               49,899
                                                                                                        ----------------
                                                                                                                 89,835
------------------------------------------------------------------------------------------------------------------------
 North Carolina--0.1%
      600,000  Charlotte, NC Douglas International Airport
               Special Facilities (US Airways) 1                               7.750    02/01/2028              348,000
------------------------------------------------------------------------------------------------------------------------
 Ohio--1.6%
    2,880,000  Cleveland, OH Airport (Continental Airlines)                    5.375    09/15/2027            1,574,208
------------------------------------------------------------------------------------------------------------------------
    6,015,000  Coshocton County, OH Solid Waste Disposal
               (Stone Container Corp.)                                         7.875    08/01/2013            6,202,307
                                                                                                        ----------------
                                                                                                              7,776,515
------------------------------------------------------------------------------------------------------------------------
 Oklahoma--4.6%
    3,000,000  OK DFA (Inverness Village)                                      8.000    02/01/2032            2,943,690
------------------------------------------------------------------------------------------------------------------------
    8,500,000  Tulsa, OK Municipal Airport Trust (American Airlines)           5.375    12/01/2006            5,355,000
------------------------------------------------------------------------------------------------------------------------
   18,000,000  Tulsa, OK Municipal Airport Trust (American Airlines)           5.800    06/01/2035           12,825,000
------------------------------------------------------------------------------------------------------------------------
    1,000,000  Tulsa, OK Municipal Airport Trust (American Airlines)           6.000    06/01/2035              599,990
------------------------------------------------------------------------------------------------------------------------
       50,000  Tulsa, OK Municipal Airport Trust (American Airlines)           6.250    06/01/2020               28,749
                                                                                                        ----------------
                                                                                                             21,752,429
------------------------------------------------------------------------------------------------------------------------
 Oregon--0.5%
       10,000  Josephine County, OR School District                            6.500    08/01/2009               10,263
------------------------------------------------------------------------------------------------------------------------
    3,000,000  Port of Portland, OR Special Obligation (Delta Air Lines)       6.200    09/01/2022            2,177,400
                                                                                                        ----------------
                                                                                                              2,187,663
------------------------------------------------------------------------------------------------------------------------
 Pennsylvania--10.6%
    4,360,000  Allegheny County, PA HDA
               (West Penn Allegheny Health System)                             9.250    11/15/2015            4,838,597
------------------------------------------------------------------------------------------------------------------------
   10,000,000  Allegheny County, PA HDA
               (West Penn Allegheny Health System)                             9.250    11/15/2022           11,060,200
------------------------------------------------------------------------------------------------------------------------
   22,010,000  Allegheny County, PA HDA
               (West Penn Allegheny Health System)                             9.250    11/15/2030           24,207,038
------------------------------------------------------------------------------------------------------------------------
    1,000,000  Chester County, PA H&EFA (Jenners Pond)                         7.750    07/01/2034              993,720
------------------------------------------------------------------------------------------------------------------------
    1,000,000  Lawrence County, PA IDA (Shenango Presbyterian Center)          7.500    11/15/2031              965,610
------------------------------------------------------------------------------------------------------------------------
    4,000,000  PA EDFA (National Gypsum Company)                               6.125    11/02/2027            3,487,320
------------------------------------------------------------------------------------------------------------------------
    5,000,000  PA EDFA (National Gypsum Company)                               6.250    11/01/2027            4,430,600
                                                                                                        ----------------
                                                                                                             49,983,085
------------------------------------------------------------------------------------------------------------------------
 Rhode Island--0.7%
    2,000,000  RI Hsg. & Mtg. Finance Corp. RITES 1,2                         15.524    10/01/2022            2,039,920
------------------------------------------------------------------------------------------------------------------------
    1,500,000  RI Tobacco Settlement Financing Corp. (TASC)                    6.250    06/01/2042            1,384,380
                                                                                                        ----------------
                                                                                                              3,424,300
------------------------------------------------------------------------------------------------------------------------
 South Carolina--0.4%
       20,000  Medical University of SC COP
               (Harborview Office Tower)                                       7.250    01/01/2013               20,838
------------------------------------------------------------------------------------------------------------------------
       20,000  Richland County, SC Solid Waste Disposal Facilities
               (Union Camp Corp.)                                              7.450    04/01/2021               20,099


16  |  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS


    Principal                                                                                              Market Value
       Amount                                                                  Coupon    Maturity           See Note 1
------------------------------------------------------------------------------------------------------------------------
 South Carolina Continued
 $  2,000,000  SC Hsg. Finance & Development Authority RITES 1,2              14.255%   01/01/2023      $     1,867,360
------------------------------------------------------------------------------------------------------------------------
       10,000  SC Resource Authority Local Government Program                  7.250    06/01/2020               10,143
                                                                                                        ----------------
                                                                                                              1,918,440
------------------------------------------------------------------------------------------------------------------------
 Tennessee--1.6%
    5,135,000  McMinn County, TN IDB Pollution Control
               (Calhoun Newsprint)                                             7.625    03/01/2016            5,044,727
------------------------------------------------------------------------------------------------------------------------
    3,000,000  Metropolitan Knoxville, TN Airport Authority
               (Northwest Airlines)                                            8.000    04/01/2032            2,462,550
                                                                                                        ----------------
                                                                                                              7,507,277
------------------------------------------------------------------------------------------------------------------------
 Texas--19.8%
   12,580,000  Alliance Airport Authority, TX (American Airlines)              7.000    12/01/2011            3,522,400
------------------------------------------------------------------------------------------------------------------------
   23,000,000  Alliance Airport Authority, TX (American Airlines)              7.500    12/01/2029            6,210,000
------------------------------------------------------------------------------------------------------------------------
    2,000,000  Austin, TX Convention Enterprises (Convention Center)           5.750    01/01/2032            2,060,740
------------------------------------------------------------------------------------------------------------------------
    1,195,000  Bexar County, TX HFC (American Opportunity Hsg.)                8.250    12/01/2037            1,162,854
------------------------------------------------------------------------------------------------------------------------
    1,000,000  Bexar County, TX HFC (American Opportunity Hsg.)                9.250    12/01/2037              974,480
------------------------------------------------------------------------------------------------------------------------
    4,000,000  Brazos River Authority, TX (TXU Energy Company)                 4.250    11/01/2033            3,956,840
------------------------------------------------------------------------------------------------------------------------
    3,500,000  Brazos River Authority, TX (TXU Energy Company)                 4.800    04/01/2033            3,486,455
------------------------------------------------------------------------------------------------------------------------
    2,550,000  Brazos River Authority, TX (TXU Energy Company)                 4.900    05/01/2029            2,535,082
------------------------------------------------------------------------------------------------------------------------
    5,000,000  Brazos River Authority, TX (TXU Energy Company)                 5.050    06/01/2030            4,857,650
------------------------------------------------------------------------------------------------------------------------
    1,000,000  Dallas, TX Hsg. Corp. (Section 8)                               7.850    08/01/2013            1,030,000
------------------------------------------------------------------------------------------------------------------------
   45,450,000  Dallas-Fort Worth, TX International Airport
               (American Airlines)                                             5.950    05/01/2029           19,316,250
------------------------------------------------------------------------------------------------------------------------
    6,000,000  Dallas-Fort Worth, TX International Airport
               (American Airlines)                                             6.050    05/01/2029            2,070,000
------------------------------------------------------------------------------------------------------------------------
      265,000  Dallas-Fort Worth, TX International Airport
               (American Airlines)                                             7.250    11/01/2030               72,875
------------------------------------------------------------------------------------------------------------------------
    3,000,000  Dallas-Fort Worth, TX International Airport
               (American Airlines)                                             8.250    11/01/2036              855,000
------------------------------------------------------------------------------------------------------------------------
    8,000,000  Dallas-Fort Worth, TX International Airport
               (American Airlines)                                             8.400    11/01/2036            2,280,000
------------------------------------------------------------------------------------------------------------------------
    7,460,000  Dallas-Fort Worth, TX International Airport
               (Delta Air Lines)                                               7.125    11/01/2026            4,778,727
------------------------------------------------------------------------------------------------------------------------
      235,000  Dallas-Fort Worth, TX International Airport
               (Delta Air Lines)                                               7.625    11/01/2021              152,886
------------------------------------------------------------------------------------------------------------------------
    6,000,000  Dallas-Fort Worth, TX International Airport RITES 1,2          14.914    11/01/2027            5,370,000
------------------------------------------------------------------------------------------------------------------------
    5,240,000  El Paso, TX Health Facilities Devel. Corp.
               (Bienvivir Senior Health Services)                              7.750    08/15/2031            5,227,791
------------------------------------------------------------------------------------------------------------------------
      150,000  El Paso, TX International Airport Special Facilities
               (Marriott Corp.)                                                7.875    03/01/2022              149,049
------------------------------------------------------------------------------------------------------------------------
    1,000,000  Grapevine, TX IDC (Air Cargo)                                   6.500    01/01/2024              970,490
------------------------------------------------------------------------------------------------------------------------
    1,330,000  Houston, TX Airport Special Facilities
               (Continental Airlines)                                          6.125    07/15/2027              798,825
------------------------------------------------------------------------------------------------------------------------
    1,000,000  Houston, TX Airport Special Facilities
               (Continental Airlines)                                          6.750    07/01/2021              680,690
------------------------------------------------------------------------------------------------------------------------
   10,520,000  Houston, TX Airport Special Facilities
               (Continental Airlines)                                          6.750    07/01/2029            7,304,983
------------------------------------------------------------------------------------------------------------------------
      115,000  Matagorda County, TX Navigation District
               (Reliant Energy)                                                5.950    05/01/2030               94,209


17  |  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS  Unaudited / Continued

    Principal                                                                                              Market Value
       Amount                                                                 Coupon    Maturity           See Note 1
------------------------------------------------------------------------------------------------------------------------
 Texas--19.8%
 $  1,350,000  Newton County, TX Public Facility Corp. 1                       8.000%   03/01/2019      $     1,355,252
------------------------------------------------------------------------------------------------------------------------
    2,500,000  TX GO RITES 1,2                                                19.455    12/01/2028            2,990,250
------------------------------------------------------------------------------------------------------------------------
    3,000,000  TX Research Division RITES 1,2                                 17.855    06/01/2029            3,398,940
------------------------------------------------------------------------------------------------------------------------
    2,405,000  TX State Affordable Hsg. Corp.
               (American Hsg. Foundation)                                      8.000    03/01/2032            2,328,521
------------------------------------------------------------------------------------------------------------------------
    4,000,000  TX Turnpike Authority ROLs 2                                   13.080    08/15/2042            3,822,800
                                                                                                        ----------------
                                                                                                             93,814,039
------------------------------------------------------------------------------------------------------------------------
 U.S. Possessions--0.2%
    1,000,000  Puerto Rico Highway & Transportation Authority RITES 2          9.521    07/01/2010            1,063,890
------------------------------------------------------------------------------------------------------------------------
       40,000  Puerto Rico Infrastructure                                      7.900    07/01/2007               41,000
                                                                                                        ----------------
                                                                                                              1,104,890
------------------------------------------------------------------------------------------------------------------------
 Vermont--0.9%
    1,145,000  VT Educational & Health BFA (St. Johnsbury Academy)             7.150    04/15/2014            1,172,182
------------------------------------------------------------------------------------------------------------------------
    3,240,000  VT HFA, Series B                                                7.600    12/01/2024            3,246,480
                                                                                                        ----------------
                                                                                                              4,418,662
------------------------------------------------------------------------------------------------------------------------
 Virginia--1.3%
    2,250,000  Bedford County, VA IDA (Georgia-Pacific Corp.)                  6.550    12/01/2025            1,654,492
------------------------------------------------------------------------------------------------------------------------
       25,000  Giles County, VA IDA (Hoechst Celanese Corp.)                   6.625    12/01/2022               25,184
------------------------------------------------------------------------------------------------------------------------
    1,750,000  Halifax County, VA IDA RITES 1,2                               17.355    06/01/2028            2,133,810
------------------------------------------------------------------------------------------------------------------------
    2,000,000  Hopewell, VA IDA (Stone Container Corp.)                        8.250    05/01/2010            2,064,240
------------------------------------------------------------------------------------------------------------------------
      165,000  Hopewell, VA IDA (Stone Container Corp.)                        8.250    06/01/2016              169,803
------------------------------------------------------------------------------------------------------------------------
      150,000  Isle Wight County, VA IDA Solid Waste
               (Union Camp Corp.)                                              6.550    04/01/2024              152,712
                                                                                                        ----------------
                                                                                                              6,200,241
------------------------------------------------------------------------------------------------------------------------
 Washington--2.5%
    3,000,000  Chelan County, WA Public Utility District RITES 1,2            17.259    01/01/2036            3,434,580
------------------------------------------------------------------------------------------------------------------------
    3,500,000  Grant County, WA Public Utility District RITES 1,2             15.062    01/01/2022            3,561,180
------------------------------------------------------------------------------------------------------------------------
    1,840,000  Pilchuck, WA Development Public Corp.
               (B.F. Goodrich Company)                                         6.000    08/01/2023            1,783,935
------------------------------------------------------------------------------------------------------------------------
      100,000  Port Camas, WA Public Industrial Corp.
               (James River Corp. of VA.)                                      6.700    04/01/2023               77,015
------------------------------------------------------------------------------------------------------------------------
       25,000  Port Longview, WA IDC (Weyerhauser Company) 1                   7.450    02/01/2013               25,109
------------------------------------------------------------------------------------------------------------------------
    3,000,000  WA Tobacco Settlement Authority (TASC)                          6.625    06/01/2032            2,905,560
                                                                                                        ----------------
                                                                                                             11,787,379
------------------------------------------------------------------------------------------------------------------------
 West Virginia--0.5%
    1,000,000  Kanawha County, WV Industrial Development
               (Union Carbide Chemical & Plastics Company)                     8.000    08/01/2020            1,018,100
------------------------------------------------------------------------------------------------------------------------
    1,205,000  Marshall County, WV Pollution Control
               (Ohio Power Company)                                            6.850    06/01/2022            1,230,582
------------------------------------------------------------------------------------------------------------------------
       40,000  Mason County, WV Pollution Control
               (Appalachian Power Company)                                     7.875    11/01/2013               41,208
                                                                                                        ----------------
                                                                                                              2,289,890


18  |  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

    Principal                                                                                              Market Value
       Amount                                                                  Coupon    Maturity           See Note 1
------------------------------------------------------------------------------------------------------------------------
 Wisconsin--1.7%
 $  2,500,000  Badger, WI Tobacco Asset Securitization Corp.                   6.125%   06/01/2027      $     2,387,375
------------------------------------------------------------------------------------------------------------------------
    1,475,000  Milwaukee, WI (Air Cargo)                                       7.500    01/01/2025            1,429,482
------------------------------------------------------------------------------------------------------------------------
    2,000,000  WI H&EFA (Newcastle Place)                                      7.000    12/01/2031            1,968,100
------------------------------------------------------------------------------------------------------------------------
    2,000,000  WI H&EFA RITES 1,2                                             16.028    02/15/2032            2,083,160
                                                                                                        ----------------
                                                                                                              7,868,117
------------------------------------------------------------------------------------------------------------------------
 Total Investments, at Value (Cost $588,975,457)--115.5%                                                    546,602,065
------------------------------------------------------------------------------------------------------------------------
 Liabilities in Excess of Other Assets--(15.5)                                                              (73,242,851)
                                                                                                        ----------------
 Net Assets--100.0%                                                                                     $   473,359,214
                                                                                                        ================


Footnotes to Statement of Investments
To simplify the listings of securities, abbreviations are used per the table below:

BFA   Building Financing Agency
CDD   Community Development District
COP   Certificates of Participation
CPFA  Capital Projects Finance Authority
DFA   Development Finance Authority
EDA   Economic Development Authority
EDFA  Economic Development Finance Authority
EFA   Educational Facilities Authority
FA    Facilities Authority
GO    General Obligation
H&E   Health and Educational
H&EFA Health and Education Facilities Authority
HDA   Hospital Development Authority
HE&H  Higher Educational and Health
HFA   Housing Finance Agency
HFC   Housing Finance Corp.
HFFA  Health Facilities Financing Authority
HOC   Housing Opportunities Commission
IDA   Industrial Development Agency
IDB   Industrial Development Board
IDC   Industrial Development Corporation
IRS   Inverse Rate Security
LGEF Local Government Environmental Facilities & Community Development NY/NJ New York/New Jersey
RIBS  Residual Interest Bonds
RITES Residual Interest Tax Exempt Security
ROLs  Residual Option Longs
TASC  Tobacco Settlement Asset-Backed Bonds

1. Identifies issues considered to be illiquid--See Note 5 of Notes to Financial Statements.
2. Represents the current interest rate for a variable rate bond known as an "inverse floater". See Note 1 of Notes to Financial Statements.

See accompanying Notes to Financial Statements.

19  |  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS  Unaudited / Continued


 Distribution of investments by industry of issue, as a percentage of total investments at value, is as follows:

 Industry                                       Market Value          Percent
------------------------------------------------------------------------------
 Airlines                                       $113,214,437             20.7%
 Paper, Containers & Packaging                    69,557,435             12.7
 Hospital/Health Care                             69,113,405             12.6
 Electric Utilities                               67,894,079             12.4
 Adult Living Facilities                          53,778,547              9.8
 Gas Utilities                                    33,640,490              6.2
 Tobacco                                          25,616,296              4.7
 Special Assessment                               23,021,659              4.2
 Multifamily Housing                              16,728,267              3.1
 Marine/Aviation Facilities                       15,824,187              2.9
 Single Family Housing                            11,561,730              2.1
 Manufacturing, Non-Durable Goods                  8,219,409              1.5
 Higher Education                                  8,194,401              1.5
 Hotels, Restaurants &Leisure                      6,985,913              1.3
 Resource Recovery                                 5,548,856              1.0
 Highways/Railways                                 4,936,888              0.9
 Not-for-Profit Organization                       4,100,689              0.8
 General Obligation                                4,046,128              0.7
 Manufacturing, Durable Goods                      1,971,380              0.4
 Municipal Leases                                  1,355,252              0.2
 Pollution Control                                   871,102              0.2
 Sales Tax Revenue                                   360,821              0.1
 Water Utilities                                      40,286               --
 Student Loans                                        20,408               --
                                                ------------------------------
 Total                                          $546,602,065            100.0%
                                                ==============================




--------------------------------------------------------------------------------
 Summary of Ratings  January 31, 2003
 Distribution of investments by rating category, as a percentage of total investments at value, is as follows:
 Rating                                                                Percent
-------------------------------------------------------------------------------
 AAA                                                                       8.6%
 AA                                                                        3.8
 A                                                                         9.6
 BBB                                                                      17.2
 BB                                                                       21.9
 B                                                                        11.2
 CCC                                                                       0.0
 CC                                                                        0.2
 C                                                                         0.0
 D                                                                         0.0
 Not Rated                                                                27.5
                                                                        -------
                                                                         100.0%
                                                                        =======



Bonds rated by any nationally recognized statistical rating organization are included in the equivalent Standard & Poor's rating category. As a general matter, unrated bonds may be backed by mortgage liens or equipment liens on the underlying property, and also may be guaranteed. Bonds which are backed by a letter of credit or by other financial institutions or agencies may be assigned an investment-grade rating by the Manager, which reflects the quality of the guarantor, institution or agency. Unrated bonds may also be assigned a rating when the issuer has rated bonds outstanding with comparable credit characteristics, or when, in the opinion of the Manager, the bond itself possesses credit characteristics which allow for rating. The unrated bonds in the portfolio are predominantly smaller issuers which have not applied for a bond rating. Only those unrated bonds which subsequent to purchase have not been designated investment grade by the Manager are included in the "Not Rated" category.


20  |  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF ASSETS AND LIABILITIES  Unaudited

 January 31, 2003

--------------------------------------------------------------------------------
 Assets

 Investments, at value (cost $588,975,457)--
 see accompanying statement                                       $546,602,065
--------------------------------------------------------------------------------
 Cash                                                                  581,595
--------------------------------------------------------------------------------
 Receivables and other assets:
 Interest                                                           13,387,775
 Shares of beneficial interest sold                                  6,129,209
 Investments sold                                                       25,398
 Other                                                                  11,354
                                                                  --------------
 Total assets                                                      566,737,396

--------------------------------------------------------------------------------
 Liabilities

 Payables and other liabilities:
 Notes payable to bank (interest rate 2%
 at January 31, 2003)                                               87,300,000
 Shares of beneficial interest redeemed                              3,838,447
 Dividends                                                           2,076,550
 Distribution and service plan fees                                     61,944
 Shareholder reports                                                    42,071
 Transfer and shareholder servicing agent fees                          23,671
 Trustees' compensation                                                 22,541
 Other                                                                  12,958
                                                                  --------------
 Total liabilities                                                  93,378,182


--------------------------------------------------------------------------------
 Net Assets                                                       $473,359,214
                                                                  ==============


--------------------------------------------------------------------------------
 Composition of Net Assets

 Paid-in capital                                                  $518,492,460
--------------------------------------------------------------------------------
 Undistributed net investment income                                 1,256,772
--------------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions           (4,016,626)
--------------------------------------------------------------------------------
 Net unrealized depreciation on investments                        (42,373,392)
                                                                  --------------
 Net Assets                                                       $473,359,214
                                                                  ==============




21  |  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF ASSETS AND LIABILITIES  Unaudited / Continued


------------------------------------------------------------------------------------------------
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $245,157,801 and 24,023,667 shares of beneficial interest outstanding)                   $10.20
 Maximum offering price per share (net asset value plus sales charge of 4.75% of
 offering price)                                                                          $10.71
------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $140,902,669
 and 13,781,509 shares of beneficial interest outstanding)                                $10.22
------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $87,298,744
 and 8,565,258 shares of beneficial interest outstanding)                                 $10.19



 See accompanying Notes to Financial Statements.


22  |  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF OPERATIONS  Unaudited

 For the Six Months Ended January 31, 2003
------------------------------------------------------------------------------
 Investment Income

 Interest                                                        $ 20,304,752

------------------------------------------------------------------------------
 Expenses

 Management fees                                                    1,221,359
------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                              175,482
 Class B                                                              561,551
 Class C                                                              343,722
------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                               62,520
 Class B                                                               43,239
 Class C                                                               23,285
------------------------------------------------------------------------------
 Interest expense                                                     565,616
------------------------------------------------------------------------------
 Shareholder reports                                                   26,532
------------------------------------------------------------------------------
 Trustees' compensation                                                12,436
------------------------------------------------------------------------------
 Custodian fees and expenses                                            4,428
------------------------------------------------------------------------------
 Other                                                                  9,362
                                                                 -------------
 Total expenses                                                     3,049,532
 Less reduction to custodian expenses                                  (1,503)
                                                                 -------------
 Net expenses                                                       3,048,029

------------------------------------------------------------------------------
 Net Investment Income                                             17,256,723

------------------------------------------------------------------------------
 Realized and Unrealized Loss

 Net realized loss on investments                                  (2,254,133)
------------------------------------------------------------------------------
 Net change in unrealized depreciation on investments             (44,798,575)
                                                                 -------------
 Net realized and unrealized loss                                 (47,052,708)

------------------------------------------------------------------------------
 Net Decrease in Net Assets Resulting from Operations            $(29,795,985)
                                                                 -------------




 See accompanying Notes to Financial Statements.


23  |  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    Six Months                   Year
                                                                         Ended                  Ended
                                                              January 31, 2003               July 31,
                                                                   (Unaudited)                   2002
------------------------------------------------------------------------------------------------------
 Operations

 Net investment income                                            $ 17,256,723          $   7,787,236
------------------------------------------------------------------------------------------------------
 Net realized gain (loss)                                           (2,254,133)               533,148
------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)              (44,798,575)               571,598
                                                                  ------------------------------------
 Net increase (decrease) in net assets resulting from operations   (29,795,985)             8,891,982

------------------------------------------------------------------------------------------------------
 Dividends and/or Distributions to Shareholders

 Dividends from net investment income:
 Class A                                                            (9,041,323)            (4,896,514)
 Class B                                                            (4,263,949)            (2,106,059)
 Class C                                                            (2,625,188)              (807,906)

------------------------------------------------------------------------------------------------------
 Beneficial Interest Transactions

 Net increase in net assets resulting from beneficial
 interest transactions:
 Class A                                                            76,200,538            154,036,029
 Class B                                                            63,499,176             69,927,734
 Class C                                                            46,138,737             45,686,275

------------------------------------------------------------------------------------------------------
 Net Assets

 Total increase                                                    140,112,006            270,731,541
------------------------------------------------------------------------------------------------------
 Beginning of period                                               333,247,208             62,515,667
                                                                  ------------------------------------
 End of period [including undistributed (overdistributed)
 net investment income of $1,256,772 and $(69,491),
 respectively]                                                    $473,359,214          $333,247,208
                                                                  ------------------------------------



 See accompanying Notes to Financial Statements.


24  |  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF CASH FLOWS  Unaudited


 For the Six Months Ended January 31, 2003
------------------------------------------------------------------------------------------------------
 Cash Flows from Operating Activities

 Net decrease in net assets from operations                                             $ (29,795,985)
------------------------------------------------------------------------------------------------------
 Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
 Proceeds from disposition of investment securities                                       227,201,556
 Unrealized depreciation on securities                                                     44,798,575
 Increase in accrued expenses                                                               4,651,890
 Decrease in other assets                                                                   4,038,659
 Increase in receivable for securities sold                                                   (25,398)
 Increase in interest receivable                                                           (6,774,120)
 Decrease in payable for securities purchased                                             (47,146,073)
 Purchase of investment securities                                                       (464,728,282)
                                                                                        --------------
 Net cash used in operating activities                                                   (267,779,178)

------------------------------------------------------------------------------------------------------
 Cash Flows from Financing Activities

 Proceeds from shares sold                                                                251,332,393
 Increase in loan payable                                                                  87,300,000
 Cash distributions paid                                                                   (9,029,385)
 Payment on shares redeemed                                                               (72,395,017)
                                                                                        --------------
 Net cash provided by financing activities                                                257,207,991

------------------------------------------------------------------------------------------------------
 Net decrease in cash                                                                     (10,571,187)
------------------------------------------------------------------------------------------------------
 Cash, beginning balance                                                                   11,152,782
                                                                                        --------------
 Cash, ending balance                                                                   $     581,595
                                                                                        --------------



 See accompanying Notes to Financial Statements.


25  |  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FINANCIAL HIGHLIGHTS

                                                     Six Months                                                Year
                                                          Ended                                               Ended
                                               January 31, 2003                                            July 31,
 Class A                                            (Unaudited)       2002      2001     2000       1999       1998
----------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                    $11.28     $11.25    $10.76   $11.24     $11.62     $11.47
----------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                      .45        .71       .58      .58        .56        .54
 Net realized and unrealized gain (loss)                  (1.11)       .03       .48     (.45)      (.39)       .19
                                                         -------------------------------------------------------------
 Total from investment operations                          (.66)       .74      1.06      .13        .17        .73
----------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                      (.42)      (.71)     (.57)    (.57)      (.55)      (.58)
 Distributions from net realized gain                        --         --        --     (.04)        --         --
                                                         -------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                           (.42)      (.71)     (.57)    (.61)      (.55)      (.58)
----------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                          $10.20     $11.28    $11.25   $10.76     $11.24     $11.62
                                                         =============================================================

----------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                       (5.96)%     6.89%    10.03%    1.28%      1.36%      6.52%

----------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)              $245,158   $193,452   $38,827  $34,050    $35,924    $35,074
----------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                     $235,317   $ 73,877   $36,900  $34,296    $36,532    $32,153
----------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                                     8.21%      6.61%     5.21%    5.41%      4.78%      4.61%
 Expenses                                                  1.05%      1.06%     0.87%    1.13%      1.13%      1.15% 3
 Expenses, net of interest expense and/or reduction
 to custodian expenses and/or excess expenses              0.79% 4    0.89% 4   0.78%    0.96%      0.95%      0.96%
----------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                     47%       127%       37%      12%        55%        35%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.
4. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

See accompanying Notes to Financial Statements.


26  |  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

                                                     Six Months                                                Year
                                                          Ended                                               Ended
                                               January 31, 2003                                            July 31,
 Class B                                            (Unaudited)       2002      2001     2000       1999       1998
----------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                    $11.30     $11.27    $10.78   $11.26     $11.64     $11.49
----------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                      .40        .63       .49      .50        .47        .46
 Net realized and unrealized gain (loss)                  (1.11)       .02       .48     (.45)      (.39)       .18
                                                         -------------------------------------------------------------
 Total from investment operations                          (.71)       .65       .97      .05        .08        .64
----------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                      (.37)      (.62)     (.48)    (.49)      (.46)      (.49)
 Distributions from net realized gain                        --         --        --     (.04)        --         --
                                                         -------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                           (.37)      (.62)     (.48)    (.53)      (.46)      (.49)
----------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                          $10.22     $11.30    $11.27   $10.78     $11.26     $11.64
                                                         =============================================================

----------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                       (6.32)%     6.07%     9.19%    0.51%      0.60%      5.71%

----------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)              $140,903    $90,547   $20,279  $17,866    $21,524    $19,344
----------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                     $124,050    $36,100   $18,445  $19,249    $21,648    $17,024
----------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                                     7.45%      5.85%     4.45%    4.64%      4.02%      3.85%
 Expenses                                                  1.82%      1.80%     1.62%    1.89%      1.88%      1.91% 3
 Expenses, net of interest expense and/or reduction
 to custodian expenses and/or excess expenses              1.56% 4    1.63% 4   1.53%    1.72%      1.70%      1.72%
----------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                     47%       127%       37%      12%        55%        35%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.
4. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.
See accompanying Notes to Financial Statements.


27  |  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FINANCIAL HIGHLIGHTS  Continued


                                                     Six Months                                                Year
                                                          Ended                                               Ended
                                               January 31, 2003                                            July 31,
 Class C                                            (Unaudited)       2002      2001     2000       1999       1998
----------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                    $11.27     $11.24    $10.75   $11.23     $11.61     $11.46
----------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                      .40        .61       .50      .50        .47        .46
 Net realized and unrealized gain (loss)                  (1.10)       .04       .48     (.45)      (.39)       .18
                                                         -------------------------------------------------------------
 Total from investment operations                          (.70)       .65       .98      .05        .08        .64
----------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                      (.38)      (.62)     (.49)    (.49)      (.46)      (.49)
 Distributions from net realized gain                        --         --        --     (.04)        --         --
                                                         -------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                           (.38)      (.62)     (.49)    (.53)      (.46)      (.49)
----------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                          $10.19     $11.27    $11.24   $10.75     $11.23     $11.61
                                                         -------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                       (6.33)%     6.09%     9.22%    0.51%      0.60%      5.72%

----------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)               $87,299    $49,248    $3,410   $2,442     $3,504     $2,439
----------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                      $75,975    $13,453    $2,552   $2,790     $3,260     $1,638
----------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                                     7.47%      5.88%     4.45%    4.65%      4.02%      3.82%
 Expenses                                                  1.81%      1.80%     1.62%    1.89%      1.88%      1.91% 3
 Expenses, net of interest expense and/or reduction
 to custodian expenses and/or excess expenses              1.55% 4    1.63% 4   1.53%    1.72%      1.70%      1.72%
----------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                     47%       127%       37%      12%        55%        35%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.
4. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.
See accompanying Notes to Financial Statements.


28  |  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS  Unaudited



--------------------------------------------------------------------------------
1. Significant Accounting Policies
Oppenheimer Rochester National Municipals (the Fund) is a separate series of Oppenheimer Multi-State Municipal Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income exempt from federal income taxes for individual investors by investing in a diversified portfolio of high-yield municipal securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund intends to invest no more than 35% of its total assets in inverse floaters. Inverse floaters amount to $60,722,977 as of January 31, 2003. Including the effect of leverage, inverse floaters represent 29.96% of the Fund's total assets as of January 31, 2003.



29  |  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued



--------------------------------------------------------------------------------
1. Significant Accounting Policies Continued
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.
     As of January 31, 2003, the Fund had available for federal income tax purposes an estimated unused capital loss carryforward of $4,016,626. This estimated capital loss carryforward represents carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and increased or decreased by capital losses or gains realized in the first six months of the current fiscal year.

As of July 31, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

                              Expiring
                              ----------------------
                              2009        $1,051,022
                              2010           711,471
                                          ----------
                              Total       $1,762,493
                                          ----------

--------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended January 31, 2003, the Fund's projected benefit obligations were increased by $2,157 resulting in an accumulated liability of $17,220 as of January 31, 2003.
     The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.


30  |  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The tax character of distributions paid during the six months ended January 31, 2003 and year ended July 31, 2002 was as follows:

                                        Six Months Ended          Year Ended
                                        January 31, 2003       July 31, 2002
         -------------------------------------------------------------------
         Distributions paid from:
         Exempt-interest dividends           $15,930,460         $ 7,810,479
         Long-term capital gain                       --                  --
         Return of capital                            --                  --
                                             -------------------------------
         Total                               $15,930,460          $7,810,479
                                             -------------------------------

--------------------------------------------------------------------------------
Investment Income. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.



31  |  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued



--------------------------------------------------------------------------------
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                           Six Months Ended January 31, 2003             Year Ended July 31, 2002
                                     Shares           Amount           Shares              Amount
--------------------------------------------------------------------------------------------------
 Class A
 Sold                            10,852,675     $119,030,483       15,031,670        $168,920,509
 Dividends and/or
 distributions reinvested           353,149        3,864,108          174,139           1,957,410
 Redeemed                        (4,333,619)     (46,694,053)      (1,505,137)        (16,841,890)
                                 -----------------------------------------------------------------
 Net increase                     6,872,205     $ 76,200,538       13,700,672        $154,036,029
                                 =================================================================

--------------------------------------------------------------------------------------------------
 Class B
 Sold                             6,985,460     $ 76,662,232        6,720,122        $ 75,616,454
 Dividends and/or
 distributions reinvested           155,988        1,706,978           57,341             645,710
 Redeemed                        (1,373,425)     (14,870,034)        (563,068)         (6,334,430)
                                 -----------------------------------------------------------------
 Net increase                     5,768,023     $ 63,499,176        6,214,395        $ 69,927,734
                                 =================================================================

--------------------------------------------------------------------------------------------------
 Class C
 Sold                             5,079,494     $ 55,639,678        4,195,905        $ 47,120,023
 Dividends and/or
 distributions reinvested           121,915        1,329,989           29,585             332,235
 Redeemed                        (1,007,577)     (10,830,930)        (157,392)         (1,765,983)
                                 -----------------------------------------------------------------
 Net increase                     4,193,832     $ 46,138,737        4,068,098        $ 45,686,275
                                 =================================================================


--------------------------------------------------------------------------------
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended January 31, 2003, were $464,728,282 and $224,184,972, respectively.
--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, and 0.35% of average annual net assets in excess of $1 billion.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $22.50 per account fee.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes, up to an annual rate of 0.35% of average net assets per class. This undertaking may be amended or withdrawn at any time.


32  |  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

--------------------------------------------------------------------------------
Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                          Aggregate            Class A        Concessions         Concessions        Concessions
                          Front-End          Front-End         on Class A          on Class B         on Class C
                      Sales Charges      Sales Charges             Shares              Shares             Shares
                         on Class A        Retained by        Advanced by         Advanced by        Advanced by
 Six Months Ended            Shares        Distributor      Distributor 1       Distributor 1      Distributor 1
----------------------------------------------------------------------------------------------------------------
 January 31, 2003        $2,550,675           $426,884           $169,745          $2,807,769           $467,220

1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                               Class A             Class B              Class C
                            Contingent          Contingent           Contingent
                              Deferred            Deferred             Deferred
                         Sales Charges       Sales Charges        Sales Charges
                           Retained by         Retained by          Retained by
 Six Months Ended          Distributor         Distributor          Distributor
-------------------------------------------------------------------------------
 January 31, 2003              $12,311            $293,115              $37,937


-------------------------------------------------------------------------------
Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.15% of the average annual net assets of Class A shares of the Fund. For the six months ended January 31, 2003, payments under the Class A Plan totaled $175,482, all of which were paid by the Distributor to recipients, and included $5,324 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
-------------------------------------------------------------------------------
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares. The Distributor also receives a service fee of 0.15% per year under each plan.

Distribution fees paid to the Distributor for the six months ended January 31, 2003, were as follows:

                                                                                   Distributor's
                                                              Distributor's            Aggregate
                                                                  Aggregate         Unreimbursed
                                                               Unreimbursed        Expenses as %
                       Total Payments      Amount Retained         Expenses        of Net Assets
                           Under Plan       by Distributor       Under Plan             of Class
------------------------------------------------------------------------------------------------
 Class B Plan                $561,551             $529,156       $6,046,734                4.29%
 Class C Plan                 343,722              297,879        1,163,232                 1.33


33  |  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued



--------------------------------------------------------------------------------
5. Illiquid Securities
As of January 31, 2003, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of January 31, 2003 was $65,120,684, which represents 13.76% of the Fund's net assets.
-------------------------------------------------------------------------------
6. Bank Borrowings
The Fund may borrow up to 33 1/3% of its total assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The Fund has entered into an agreement which enables it to participate with certain other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $350 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.625%. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.09% per annum.
     The Fund had borrowings outstanding of $87,300,000 at January 31, 2003 at an interest rate of 2%. For the six months ended January 31, 2003, the average monthly loan balance was $53,427,867 at an average interest rate of 2.182%. The Fund had gross borrowings and gross loan repayments of $292,800,000 and $205,500,000, respectively, during the six months ended January 31, 2003. The maximum amount of borrowings outstanding at any month-end was $87,300,000. The Fund paid $527 in commitment fees during the six months ended January 31, 2003.


34  |  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

 A Series of Oppenheimer Multi-States Municipal Trust



----------------------------------------------------------------------------------------
 Trustees and Officers           Clayton K. Yeutter, Chairman of the Board of Trustees
                                 Donald W. Spiro, Vice Chairman of the Board of Trustees
                                 John V. Murphy, President and Trustee
                                 Robert G. Galli, Trustee
                                 Phillip A. Griffiths, Trustee
                                 Benjamin Lipstein, Trustee
                                 Joel W. Motley, Trustee
                                 Elizabeth B. Moynihan, Trustee
                                 Kenneth A. Randall, Trustee
                                 Edward V. Regan, Trustee
                                 Russell S. Reynolds, Jr., Trustee
                                 Anthony A. Tanner, Vice President
                                 Ronald H. Fielding, Vice President
                                 Robert G. Zack, Secretary
                                 Brian W. Wixted, Treasurer

----------------------------------------------------------------------------------------
 Investment Advisor              OppenheimerFunds, Inc.

----------------------------------------------------------------------------------------
 Distributor                     OppenheimerFunds Distributor, Inc.

----------------------------------------------------------------------------------------
 Transfer and Shareholder        OppenheimerFunds Services
 Servicing Agent

----------------------------------------------------------------------------------------
 Independent Auditors            KPMG LLP

----------------------------------------------------------------------------------------
 Legal Counsel                   Mayer Brown Rowe & Maw

                                 The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.



(C)Copyright 2003 OppenheimerFunds, Inc. All rights reserved.

35  |  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

OPPENHEIMERFUNDS FAMILY


-------------------------------------------------------------------------------------------------------
 Global Equity        Developing Markets Fund                      Global Fund
                      International Small Company Fund             Quest Global Value Fund
                      Europe Fund                                  Global Growth & Income Fund
                      International Growth Fund
-------------------------------------------------------------------------------------------------------
 Equity               Stock                                        Stock & Bond
                      Emerging Technologies Fund                   Quest Opportunity Value Fund
                      Emerging Growth Fund                         Total Return Fund
                      Enterprise Fund                              Quest Balanced Value Fund
                      Discovery Fund                               Capital Income Fund
                      Main Street(R) Small Cap Fund                Multiple Strategies Fund
                      Small Cap Value Fund                         Disciplined Allocation Fund
                      MidCap Fund                                  Convertible Securities Fund
                      Main Street(R) Opportunity Fund              Specialty
                      Growth Fund                                  Real Asset Fund(R)
                      Capital Appreciation Fund                    Gold & Special Minerals Fund
                      Main Street(R) Growth & Income Fund          Tremont Market Neutral Fund, LLC 1
                      Value Fund                                   Tremont Opportunity Fund, LLC 1
                      Quest Capital Value Fund
                      Quest Value Fund
                      Trinity Large Cap Growth Fund
                      Trinity Core Fund
                      Trinity Value Fund
-------------------------------------------------------------------------------------------------------
 Income               Taxable                                      Rochester Division
                      International Bond Fund                      California Municipal Fund 3
                      High Yield Fund                              New Jersey Municipal Fund 3
                      Champion Income Fund                         AMT-Free New York Municipals 3,4
                      Strategic Income Fund                        Municipal Bond Fund
                      Bond Fund                                    Limited Term Municipal Fund 5
                      Senior Floating Rate Fund                    Rochester National Municipals
                      U.S. Government Trust                        Rochester Fund Municipals
                      Limited-Term Government Fund                 Limited Term New York Municipal Fund
                      Capital Preservation Fund 2                  Pennsylvania Municipal Fund 3
-------------------------------------------------------------------------------------------------------
 Select Managers      Stock                                        Stock & Bond
                      Mercury Advisors Focus Growth Fund           QM Active Balanced Fund 2
                      Gartmore Millennium Growth Fund II
                      Jennison Growth Fund
                      Salomon Brothers All Cap Fund 6
                      Mercury Advisors S&P 500(R) Index Fund 2
-------------------------------------------------------------------------------------------------------
 Money Market 7       Money Market Fund                            Cash Reserves



1. Special investor qualification and minimum investment requirements apply. See the prospectus for details.
2. Available only through qualified retirement plans.
3. Available to investors only in certain states.
4. The Fund's name was changed from "Oppenheimer New York Municipal Fund" on January 22, 2003.
5. The Fund's name was changed from "Oppenheimer Intermediate Municipal Fund" on September 30, 2002.
6. The Fund's name was changed from "Oppenheimer Select Managers Salomon Brothers Capital Fund" on May 1, 2002.
7. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance
Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

36  |  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

1.800.CALL OPP PHONELINK

Call 1.800.CALL OPP (1.800.225.5677) for answers to many of your questions. Our automated speech recognition system provides you access to all the information and services you need.

With PhoneLink you can:

   o Obtain account balances, share price (NAV) and dividends paid

   o Verify your most recent transactions

   o Buy, redeem or exchange mutual fund shares

   o Create custom lists of your accounts, funds or market indices

   o Order duplicate statements or Form 1099 DIV

   o Obtain market data (closing market information for Dow Jones Industrial Average, Nasdaq Composite and S&P 500 Index)

   o Speak to a Customer Service Representative 1 by saying "Agent" when prompted

   o And more!



Quick list of PhoneLink commands

Say                                              To:

[Account # or Social Security # + PIN]           Get dollar and share balances, NAVs,
                                                 transaction history or request transactions

[Fund name, share class]                         Get current price/dividend information

Balance                                          Hear your balance/list of accounts

History                                          Hear your most recent transactions

Purchase or buy                                  Buy shares

Exchange                                         Exchange shares

Liquidation or redemption                        Sell shares

Dow Jones or Market Indices                      Hear closing market information
                                                 (Dow Jones Industrial Average, Nasdaq
                                                 Composite and S&P 500)

Custom list                                      Create, play or edit custom list of your
                                                 accounts, funds or market indices


1. You may speak to a Customer Service Representative during normal business hours.

37  |  OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

INFORMATION AND SERVICES

[GRAPHIC]

Get This Report Online!
You can quickly view, download and print this report at your convenience. It's EASY, FAST, CONVENIENT, and FREE! With OppenheimerFunds eDocs Direct, you'll receive email notification when shareholder reports, prospectuses or prospectus supplements for your fund(s) become available online, instead of receiving them through the mail. You'll cut down on paper mail and help reduce fund expenses!

Sign up for eDocs Direct today at
www.oppenheimerfunds.com

Internet
24-hr access to account information and transactions 1
www.oppenheimerfunds.com
--------------------------------------------------------------------------------
PhoneLink 1 and General Information
24-hr automated information and automated transactions
Representatives also available Mon-Fri 8am-9pm ET
Sat (January-April) 10am-4pm ET
1.800.CALL OPP (1.800.225.5677)
--------------------------------------------------------------------------------
Written Correspondence and Transaction Requests
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270

For Overnight Delivery
OppenheimerFunds
Services 10200 East Girard Avenue, Building D
Denver, CO 80231
--------------------------------------------------------------------------------
Ticker Symbols
Class A: ORNAX  Class B: ORNBX  Class C: ORNCX


1. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.


[LOGO] OppenheimerFunds(R)
Distributor, Inc.

RS0795.001.0103  April 1, 2003